Exhibit 10.3

Stock Equity Transfer supplemental Agreement

Transferor: Xi'an Bio-sep Biological Filler Engineering Technology Co., Ltd. (Hereinafter referred to as “Party A”)

Transferee: Shaanxi New Century Science & Technology Development Co., Ltd. (Hereinafter referred to as “Party B”)

 In accordance with “stock equity transfer agreement” signed by parties A and B on January 1, 2008, two parties have made the supplemental agreement on transferring the stock equity of Xi'an Jiaoda Bio-sep Bio-technology Co., Ltd. (hereinafter referred to as Bao Sai) owned by Party A to Party B ,via negotiation, the supplemental agreement is made as follows:

I. Party A and Party B agreed that: based on Bao Sai’s audited financial statements for the fiscal year ended December 31, 2007 prepared in accordance with Generally Accepted Accounting Principals, net assets of Bao Sai is $4,650,420, about amount to RMB 34,013,637 yuan, net assets per share is approximately RMB 0.56689 yuan.

Party A and Party B agreed that: Party A transfers 46.67% of stock (a total of 28 million shares) of Bao Sai to Party B, the transfer price is RMB 15,873,030 yuan.

II. Party A and Party B agreed that: Party B will pay the first transfer funds(amount to RMB 10 million yuan) for Party A preceding June 30, 2008, and pay the surplus transfer funds (amount to RMB 5,872,920 yuan) preceding October 31, 2008.

III. Party A and Party B agreed that: from January 1, 2008, Party A will no longer take on any responsibility or obligation of Bao Sai stockholder, and party B will take on the responsibility and obligation from part B.

IV. For the breach of agreement, any breach party should be responsible for the breach of agreement according to the relevant stipulations in the “Contract Law of the People’s Republic of China”.

V. The agreement is made in double; each party will take one original copy. The agreement will be effective after signature and making seal by Parties A and B, and have the same legal effect with stock equity transfer agreement signed on January 1, 2008.

Party A: Xi'an Bio-sep Biological Filling Engineering Technology Co., Ltd. (common seal)

Legal representative:	(signature)

Party B: Shaanxi New Century Science & Technology Development Co., Ltd. (common seal)

Legal representative:	(signature)

Signing date: May 14, 2008

Signing place: Xi’an City, Shaanxi Province

Stock Equity Transfer supplemental Agreement

Transferor: Wang Zhidong (No. of ID card: 610112680328261) (Hereinafter referred to as “Party A”)

Transferor: Zhang Suocheng (No. of ID card: 610103641103285) (Hereinafter referred to as “Party B”)

Transferor: Guo Lizheng (No. of ID card: 410825196812281536) (Hereinafter referred to as “Party C”)

Transferee: Shaanxi New Century Science & Technology Development Co., Ltd. (Hereinafter referred to as “Party D”)

In accordance with “stock equity transfer agreement” signed by parties A, B, C and D on January 1, 2008, Parties A, B, C and D have made the supplemental agreement on transferring the stock equity of Xi'an Jiaoda Bio-sep Bio-technology Co., Ltd. (hereinafter referred to as Bao Sai) owned by Parties A, B and C to Party D, via negotiation, the supplemental agreement is made as follows:

I. Parties A ,B ,C and D agreed that: based on Bao Sai’s audited financial statements for the fiscal year ended December 31, 2007 prepared in accordance with Generally Accepted Accounting Principals, net assets of Bao Sai is $4,650,420, about amount to RMB 34,013,637 yuan, net assets per share is approximately RMB 0.56689 yuan.

Parties A, B ,C and D agreed that: Party A transfers 24.58% of stock (a total of 14.75 million shares) of Bao Sai to Party D, the transfer price is RMB 8,361,686 yuan.; Party B transfers 13.25% of stock (a total of 7.95 million shares) of Bao Sai to Party D, the transfer price is RMB 4,506,807 yuan.; Party C transfers 12.27% of stock (a total of 7.36 million shares) of Bao Sai to Party D, the transfer price is RMB 4,172,339 yuan.

II. Parties A, B, C and D agreed that: Party D will pay all transfer funds for parties A, B and C preceding December 30, 2009.

III. Parties A, B ,C and D agreed that: from January 1, 2008, Parties A, B and C will no longer take on any responsibility or obligation of Bao Sai stockholder, and party D will take on the responsibility and obligation from parties A,B and C.

IV. For the breach of agreement, any breach party should be responsible for the breach of agreement according to the relevant stipulations in the “Contract Law of the People’s Republic of China”.

V. The agreement is made in fourfold; each party will take one original copy. The agreement will be effective after signature and making seal by Parties A, B, C and D, and have the same legal effect with stock equity transfer agreement signed on January 1, 2008.

Party A:	(signature and seal)

Party B:	(signature and seal)

Party C:	(signature and seal)

Party D: Shaanxi New Century Science & Technology Development Co., Ltd. (common seal)

Legal representative:	(signature)

Signing date: May 14, 2008

Signing place: Xi’an City, Shaanxi Province